UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2019

Verb Technology Company, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55314	90-1118043
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

344 S. Hauser Boulevard, Suite 414

Los Angeles, California 90036

(Address of principal executive office, including zip code)

(855) 250-2300

(Registrant’s telephone number, including area code)

nFüsz, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On January 23, 2019 we entered into an agreement with Microsoft Corporation (“Microsoft”) to become a member of Microsoft’s Partner Network (“MPN”). Over the last year, we engaged in joint solution development with Microsoft’s One Commercial Partner Cloud Enablement Desk, which led to the development of an enhanced and robust platform for our interactive video applications. As we prepared to move to the deployment stage of our development, we were requested to apply formally for issuance of a Microsoft partner ID, allowing us to be recognized within the Microsoft internal systems, and to do so through an application for membership in the MPN.

Pursuant to, and in accordance with, our partnership, we will integrate our proprietary, next-generation interactive video technology into Microsoft’s product line, beginning with its email platform, Outlook, and then other Microsoft Office 365 services. In addition, as a Microsoft partner, we will have access to Microsoft’s “Go-To-Market Services” and technical resources to help us market and sell the integrated products to Microsoft customers, as well as other Microsoft partners and systems integrators in Microsoft’s network all over the world. The MPN partnership agreement also contains provisions for confidentiality, intellectual property, and the licensed use of each other’s trademarks for marketing purposes.

It is contemplated that, once integration of our technology into specific Microsoft services is completed, tested, and approved, the parties will determine pricing, revenue share, distribution channels, and other material terms that will be embodied in a formal agreement for each such project.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On February 1, 2019, we issued a press release announcing the Microsoft partnership disclosed herein. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

99.1	Press Release dated February 1, 2019

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2019	Verb Technology Company, Inc.

By: “Rory J. Cutaia”
/s/ Rory J. Cutaia	Name: Rory J. Cutaia
Title: Chairman and Chief Executive Officer

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